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                                                                    EXHIBIT 10.6

                      FIRST AMENDMENT TO LETTER AGREEMENT


    THIS FIRST AMENDMENT TO LETTER AGREEMENT (the "First Amendment") is made to be effective as of February 2, 2001, and is by and between STERLING BANCSHARES, INC., a Texas corporation (the "Borrower") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, formerly known as Norwest Bank Minnesota, National Association, a national banking association (the "Bank").

    REFERENCE IS HEREBY MADE to that certain Letter Agreement dated February 2, 2000 (the "Agreement") made by and between the Borrower and the Bank. Terms not otherwise defined in this First Amendment shall have the meanings ascribed to them in the Agreement.

    WHEREAS, pursuant to the provisions of the Agreement, the Bank is the holder of that certain promissory note dated February 2, 2000 (the "Note") made by the Borrower in the face amount of $20,000,000.00 and payable to Bank, which Note evidences Borrower's obligations under that certain revolving line of credit (the "Line") provided the Borrower by the Bank;

    WHEREAS, the Borrower has requested Bank to renew the Line and correspondingly the Note for an additional twelve (12) months, to February 2, 2002; and,

    WHEREAS, Bank is willing to grant the Borrower's request, subject to the provisions of this First Amendment;

    NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein, the parties agree as follows:

    1. Section 1 of the Agreement is hereby amended by changing the date referenced therein as the "Termination Date" from "February 2, 2001" to "February 2, 2002".

     2. Simultaneously with the execution of this First Amendment, the Borrower shall execute and deliver to the Bank, in form and content acceptable to the Bank, a new promissory note (which, for purposes of this First Amendment only, shall be referred to herein as the "New Note") in the face amount of $20,000,000.00. Upon the execution and delivery to the Bank of the New Note, the outstanding principal of, and accrued but unpaid interest on, the Note shall be deemed, respectively, the outstanding principal balance of, and accrued but unpaid interest on, the New Note. The New Note shall replace, but shall not be deemed payment or satisfaction of, the Note. Furthermore, the New Note shall be subject to the terms and conditions of the Agreement as amended hereby; and, all references in the Agreement to the "Note" shall be deemed to mean the New Note as provided for herein.

     3. The Borrower hereby represents and warrants to the Bank as follows:

        A. The Agreement and Note constitute valid, legal and binding obligations owed by the Borrower to Bank, subject to no counterclaim, defense, offset, abatement or recoupment.

        B. As of the date of this First Amendment, no Event of Default under the Agreement has occurred and is continuing that, with the giving of notice or the passage of time or both, would be an Event of Default.
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Sterling Bancshares, Inc.
First Amendment To Letter Agreement
February 2, 2001

        C. The execution, delivery and performance of this First Amendment and the New Note by the Borrower are within its powers, have been duly authorized and are not in contravention of law or the terms of Borrower's articles of incorporation or by-laws, or of any undertaking to which the Borrower is a party or by which it is bound.

        D. As of the date of this First Amendment, all of the representations and warranties contained in Subsections A,B,G, I and J of Section 11 of the Agreement are true and correct.

        E. As of the date of this First Amendment, the outstanding principal balance of the Note is $0.00.

     4. Except as expressly modified by this First Amendment, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.


                                     WELLS FARGO BANK MINNESOTA,
                                      NATIONAL ASSOCIATION

                                     By: /s/ William K. Klein
                                         --------------------------------------
                                     Its: Vice President
                                         --------------------------------------

THIS WRITTEN FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


STERLING BANCSHARES, INC.


By: /s/ George Martinez
   --------------------------------------
Its: Chairman
   --------------------------------------


            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

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Sterling Bancshares, Inc.
First Amendment To Letter Agreement
February 2, 2001



ACKNOWLEDGMENT AND CONSENT:
--------------------------

The undersigned Guarantor hereby consents to the foregoing First Amendment, and acknowledges that its Guaranty shall remain in full force and effect for so long as the Line is outstanding. Pursuant to said Guaranty, the undersigned absolutely and unconditionally guarantees, among other things, the payment of all indebtedness evidenced by the Note, and all extensions, modifications, renewals and replacements thereof.


STERLING BANCORPORATION, INC.

By: /s/ George Martinez
   -----------------------------
Its: Chairman
    ----------------------------

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